Provision for Payments in Lieu of Corporate Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Provision for Payments in Lieu of Corporate Income Taxes

7. PROVISION FOR PAYMENTS IN LIEU OF CORPORATE INCOME TAXES

The provision for PILs differs from the amount that would have been recorded using the combined Canadian federal and Ontario statutory income tax rate. The reconciliation between the statutory and the effective tax rates is provided as follows:

Year ended December 31 (millions of Canadian dollars)	2013	2012
Income before provision for PILs	912	866
Canadian federal and Ontario statutory income tax rate	26.50%	26.50%

Provision for PILs at statutory rate	242	230

Increase (decrease) resulting from:
Net temporary differences included in amounts charged to customers:
Capital cost allowance in excess of depreciation and amortization	(72)	(42)
Pension contributions in excess of pension expense	(23)	(23)
Interest capitalized for accounting but deducted for tax purposes	(13)	(15)
Overheads capitalized for accounting but deducted for tax purposes	(14)	(14)
Prior year’s adjustments	(8)	(2)
Non-refundable investment tax credits	(4)	(8)
Environmental expenditures	(4)	(5)
Post-retirement and post-employment benefit expense in excess of cash payments	4	—
Other	(1)	(1)

Net temporary differences	(135)	(110)
Net permanent differences	2	1

Total provision for PILs	109	121

The major components of income tax expense are as follows:

Year ended December 31 (millions of Canadian dollars)	2013	2012
Current provision for PILs	111	130
Deferred recovery of PILs	(2)	(9)

Total provision for PILs	109	121

Effective income tax rate	11.98%	13.96%

The current provision for PILs is remitted to, or received from, the Ontario Electricity Financial Corporation (OEFC). At December 31, 2013, $29 million due from the OEFC was included in due from related parties on the Consolidated Balance Sheet (December 31, 2012 – $10 million included in due to related parties).

The total provision for PILs includes deferred recovery of PILs of $2 million (2012 – $9 million) that is not included in the rate-setting process, using the liability method of accounting. Deferred PILs balances expected to be included in the rate-setting process are offset by regulatory assets and liabilities to reflect the anticipated recovery or disposition of these balances within future electricity rates.

Deferred Income Tax Assets and Liabilities

Deferred income tax assets and liabilities arise from differences between the carrying amounts and tax bases of the Company’s assets and liabilities. At December 31, 2013 and 2012, deferred income tax assets and liabilities consisted of the following:

December 31 (millions of Canadian dollars)	2013	2012
Deferred income tax assets
Post-retirement and post-employment benefits expense in excess of cash payments	7	7
Environmental expenditures	5	4
Depreciation and amortization in excess of capital cost allowance	—	3
Other	(1)	—

Total deferred income tax assets	11	14
Less: current portion	—	—

	11	14

December 31 (millions of Canadian dollars)	2013	2012
Deferred income tax liabilities
Capital cost allowance in excess of depreciation and amortization	(1,556)	(1,344)
Post-retirement and post-employment benefits expense in excess of cash payments	542	519
Environmental expenditures	66	62
Regulatory amounts that are not recognized for tax purposes	(144)	(147)
Goodwill	(20)	(19)
Other	1	3

Total deferred income tax liabilities	(1,111)	(926)
Less: current portion	18	18

	(1,129)	(944)

During 2013, there was no change in the rate applicable to future taxes (2012 – a change in rate applicable to future rates generated a $60 million increase).